SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 8, 1998



                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



    Delaware                     0-17816                     77-0148208
------------------            ---------------               -----------
(State of or other            (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification
incorporation)                                              Number)


47265 Fremont Boulevard, Fremont, California                  94538
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (510) 623-9001


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

     On May 8, 1998, the Board of Directors of Sunrise Technologies International, Inc. (the "Company") agreed to provide amended and restated change of control rights to each of the Company's executive officers, as set forth in the Change of Control Agreements attached hereto as Exhibits 10.1 and 10.2.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (C)   Exhibits.

                  10.1 Form of Amended and Restated Change of Control Agreement by and between Sunrise Technologies International, Inc. and its President and Chief Executive Officer.

                  10.2 Form of Amended and Restated Change of Control Agreement by and between Sunrise Technologies International, Inc. and its Executive Officers (other than the President and Chief Executive Officer).

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                              (Registrant)



DATE:  May 19, 1998           By:      /s/ Timothy A. Marcotte
                                       -----------------------------------
                              Name:    Timothy A. Marcotte
                              Title:   Vice President, Finance and
                                       Chief Financial Officer




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                               EXHIBIT INDEX



Exhibit No.                   Item
-----------                   ----

   10.1 Form of Amended and Restated Change of Control Agreement by and between Sunrise Technologies International, Inc. and its President and Chief Executive Officer.

   10.2 Form of Amended and Restated Change of Control Agreement by and between Sunrise Technologies International, Inc. and its Executive Officers (other than the President and Chief Executive Officer).